EXHIBIT 13.1/13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

In connection with this annual report of Globus Maritime Limited (the “Company”) on Form 20-F for the year ended December 31, 2016 as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Athanasios Feidakis, President, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 11, 2017

By:	/s/ Athanasios Feidakis
Name: Athanasios Feidakis
Title: President, Chief Executive Officer and Chief Financial Officer